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                                                                   EXHIBIT 10.19

                                ADE CORPORATION

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made as of February 27, 1997, by and among ADE Corporation, a Massachusetts corporation ("ADE" or the "Company"), and the persons and entities listed as Purchasers on the Schedule of Holders attached hereto (the "Purchasers").

                                   RECITALS
                                   --------

     A. The Purchasers are parties to the Agreement and Plan of Merger dated as of February 27, 1997 (the "Merger Agreement") by and among the Company, ADE Technologies, Inc., a Massachusetts corporation ("ATI"), Digital Measurement Systems, Inc., a Massachusetts corporation ("DMS"), David C. Bono, Alan Sliski and Advanced Development Corporation and all its stockholders pursuant to which DMS was merged with and into ATI.

     B. The obligations of the Purchasers under the Merger Agreement are conditioned upon, among other things, the execution and delivery of this Agreement by the Company.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, all parties hereto agree as follows:

     1.    CERTAIN DEFINITIONS.  As used in this Agreement, the following terms
           -------------------
shall have the following respective meanings:

           "COMMISSION" means the Securities and Exchange Commission or any
            ----------
other Federal agency at the time administering the Securities Act.

           "COMMON STOCK" means the Common Stock, $.01 par value, of the
            ------------
Company.

           "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended,
            ------------
or any similar Federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "HOLDER" means any Purchaser holding Registrable Securities, or any
            ------
person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 2.7 hereof.

           "INITIATING HOLDERS" means any Holders who in the aggregate hold not
            ------------------
less than 60% of the Registrable Securities then outstanding.

           "REGISTRABLE SECURITIES" means the Common Stock issued to the
            ----------------------
Purchaser pursuant to the Merger Agreement; provided, however, that such shares
                                            -----------------
of Common Stock shall

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only be treated as Registrable Securities if and so long as they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction and the registration rights with respect to such shares have not terminated pursuant to Section 2.8.

           The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to the
                      --------    ----------       ------------
filing of a registration statement with the Commission under the Securities Act and such registration statement's becoming effective under the Securities Act.

           "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise
            ---------------------
stated below, incurred in complying with Sections 2.1 and 2.2 hereof, including without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration.

           "SECURITIES ACT" shall mean the Securities Act of 1933, as amended,or
            --------------
any similar Federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "SELLING EXPENSES" shall mean all underwriting discounts, selling
            ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for any Holder.

     2.    REGISTRATION.
           -------------

     2.1   PIGGY-BACK REGISTRATION.
           -----------------------

     (a)   Notice of Registration.  If at any time or from time to time the
           ----------------------
Company shall decide to register any of its Common Stock, either for its own account or the account of a Holder or other holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Rule 145 transaction, the Company will:

     (i)   promptly give to each Holder written notice thereof, and

     (ii) subject to the limitations set forth below, include in such registration (and any related qualification under Blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests given to the Company by any Holder within five days after the Company gives such written notice.

     (b)   Underwriting. If the registration of which the Company gives notice
           ------------
is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.1(a)(i). In such event, the right of any Holder to registration pursuant to
Section 2.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

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     The Company shall, together with all Holders and any other holders of
Common Stock proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.2, if the managing underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders requesting to be included in the registration and underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders and all other holders of Common Stock requesting to be included in the registration and underwriting in proportion, as nearly as practicable, to the respective number of shares of Common Stock so to be included by them in the registration statement. No Registrable Securities or other shares of Common Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company.

     (c)   Right to Terminate Registration.  The Company shall have the right to
           -------------------------------
terminate or withdraw any registration initiated by it under this Section 2.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     2.2   REGISTRATION ON FORM S-3.
           ------------------------

     (a)   Request for Registration.  In case the Company shall receive from
           ------------------------
Initiating Holders a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form; provided, however, that (i) the
                                          ------------------
Company shall not be required to effect more than one registration pursuant to this Section 2.2 and (ii) the Company shall not be obligated to effect any such registration prior to the filing by the Company with the Commission of financial statements of the Company with a minimum of thirty (30) days of the combined financial results of ADE and DMS. The Company shall give other Holders written notice not less than five days prior to the filing of such registration statement and afford them the opportunity to include their Registrable Securities in the registration statement.

     (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 2.2:

     (i) If the Company, within ten (10) days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

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     (ii)  During the period starting with the date sixty (60) days prior to the
Company's estimated date of filing of, and ending on the date three (3) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

     (iii) If the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Initiating Holder or Holders, provided that the Company may not exercise this deferral right more than once per twelve month period.

     2.3   EXPENSES OF REGISTRATION.  All Registration Expenses incurred in
           ------------------------
connection with (i) all registrations pursuant to Section 2.1, and (ii) one registration pursuant to Section 2.2, shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for expenses of any registration proceeding begun under Section 2.2, the request for which has been subsequently withdrawn by the Initiating Holders or is otherwise not successfully completed due to no fault of the Company, unless the withdrawal is based upon material adverse information concerning the Company of which the Holders were not aware at the time of such request. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other registration expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered or proposed to be so registered.

     2.4   REGISTRATION PROCEDURE.  In the case of each registration effected by
           ----------------------
the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

     (a) Prepare and file with the Commission a registration statement and such amendments and supplements as may be necessary and use its best efforts to cause such registration statement to become and remain effective for at least 90 days or until the distribution described in the registration statement has been completed, whichever first occurs;

     (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

     (c) Before filing the registration statement or prospectus or amendments or supplements thereto, furnish to one counsel selected by the holders of Registrable Securities copies of such documents proposed to be filed which shall be subject to the reasonable approval of such counsel;

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     (d)   Furnish to each Holder who is selling Registrable Securities in a registration pursuant to this Agreement (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company's counsel and in accountants' letters delivered to the underwriters in underwritten public offering of securities;

     (e) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed.

     2.5  INDEMNIFICATION.
          ----------------

     (a) The Company will indemnify each Holder, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities law or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors and partners, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or controlling person, and stated to be specifically for use therein.

     (b) Each Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other holder of the Company's securities covered by such a registration statement, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on

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any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company by such Holder in an instrument duly executed by such Holder expressly for use in such registration. Notwithstanding the foregoing, the liability of each Holder under this Section 2.5(b) shall be limited in an amount equal to the net proceeds of the shares sold by such Holder.

     (c)   Each party entitled to indemnification or contribution under this
Section 2.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification or contribution (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity or contribution may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, amended further that the failure of any Indemnified Party to give notice as provided herein shall not provide relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses.
No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     2.6   INFORMATION BY HOLDER. The Holder or Holders of Registrable
           ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Agreement.

     2.7   TRANSFER OF REGISTRATION RIGHTS.  The rights to cause the Company to
           -------------------------------
register securities granted Holders under Sections 2.1 and 2.2 may not be assigned to a transferee or assignee except with the prior written consent of the Company and no such transfer or assignment will be effective unless the transferee or assignee agrees in writing to be bound by the provisions of this Agreement.

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

     2.8   TERMINATION OF REGISTRATION RIGHTS.  The rights granted pursuant to
           ----------------------------------
Sections 2.1 and 2.2 of this Agreement shall terminate automatically effective on the first date when the Registrable Securities are eligible for resale by the Holders pursuant to Rule 144 under the Securities Act.

     3.    AMENDMENT.  Any provision of this Agreement may be amended or the
           ---------
observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 3 shall be binding upon each party to this Agreement and each transferee of securities subject to this Agreement.

     4.    GOVERNING LAW.  This Agreement shall be governed in all respects by
           -------------
the internal laws of the Commonwealth of Massachusetts without regard to conflict of laws provisions.

     5.    ENTIRE AGREEMENT.  This Agreement constitutes the full and entire
           ----------------
understanding and agreement among the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

     6.    NOTICES. ETC.  All notices and other communications required or
           ------------
permitted hereunder shall be in writing and shall be mailed by certified mail, postage prepaid, or delivered by facsimile transmission, by hand or by messenger, addressed:

           (a) if to a Holder, at such Holder's address as set forth in Exhibit
                                                                        -------
A, or at such other address as such Holder shall have furnished to the Company,
--
with a copy to

                [________]
                Attn:    [_____]
                Fax: (___) ___-_____

           (b) if to the Company, to:

                ADE Corporation
                80 Wilson Way
                Westwood, MA 02090
                    Attention: Chief Financial Officer
                Fax: (508) 467-0702

or at such other address as the Company shall have furnished to the Holders, with a copy to:

                Warner & Stackpole LLP
                75 State Street
                Boston, MA 02109
                Attn:    Willard G. McGraw, Jr., Esq.

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                Fax: (617) 951-9151

           Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if in writing and delivered personally or by facsimile transmission, or, if sent by mail, postage pre-paid, at the earlier of its receipt or three days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid. Any party may change by such notice the address to which notices to it are to be addressed.

     7.    COUNTERPARTS.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                               ADE CORPORATION

                               By:    /s/ Mark D. Shooman
                                       _____________________
                               Name:      Mark D. Shooman
                               Title: Vice President and Chief Financial Officer

                               ADVANCED DEVELOPMENT CORPORATION

                               By:    /s/ Dennis E. Speliotis
                                      -----------------------
                                          Dennis E. Speliotis, President

                                      /s/ David C. Bono
                                      -----------------
                                          David C. Bono

                                       /s/ Alan Sliski
                                       ---------------
                                           Alan Sliski

                                       8
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                                   EXHIBIT A
                                   ---------

                              SCHEDULE OF HOLDERS
                    (to the Registration Rights Agreement)

PURCHASERS
----------

ADVANCED DEVELOPMENT CORPORATION
8 Ray Avenue
Burlington, MA 01803

Attn:   Dennis E. Speliotis, President
        22 Ingleside Road
        Lexington, MA 02181

DAVID C. BONO
62 Wellesley Road
Wellesley, MA 02181

ALAN SLISKI
273 Concord Road
Lincoln, MA 01773

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